Putnam
                                            Managed
                                            Municipal
                                            Income Trust

ANNUAL REPORT
October 31, 1995

                                    [LOGO]
             B O S T O N (bullet) L O N D O N (bullet) T O K Y O

Fund highlights

"One investor's worry is another's opportunity. That's the moral of the story of the municipal bond market now, where fears of a flat tax have made munis extremely attractive."
-- "Fear Makes Munis Cheap," Fortune, September 4, 1995

   CONTENTS
 4 Report from Putnam Management
 8 Fund performance summary
12 Portfolio holdings
21 Financial statements

From the Chairman

[picture of G. Putnam]

(C)Karsh, Ottawa

Dear Shareholder:

The period encompassing Putnam Managed Municipal Income Trust's fiscal year began near the end of one of the most severe bond market downturns on record and ended in the midst of one of the market's strongest rallies.

The benefits of the market's upturn during the 12 months ended October 31, 1995, were dampened somewhat for tax-exempt bond investors. Talk of a flat tax ignited concerns that the tax advantage long enjoyed by municipal securities would be lost. As is so often the case, however, the market overreacted, and by fiscal year's end it had recognized the fact.

Fund Manager Howard Manning believes that prospects of a flat tax being enacted any time soon are slim. Furthermore, the Federal Reserve Board's success in slowing the pace of the economy has contributed to a favorable environment for bonds. Howard believes low inflation and relatively stable bond yields point to a combination of these positive conditions through the near term.

Respectfully yours,

/s/ George Putnam
----------------------

George Putnam
Chairman of the Trustees
December 20, 1995

Report from the Fund Manager
Howard Manning

Fixed-income investors who kept the faith during 1994's trying market conditions were richly rewarded during the first 10 months of calendar 1995. During this period, municipal bonds recouped a significant amount of the losses they incurred in 1994, but did not rally to the same extent as taxable fixed-income investments. Nevertheless, Putnam Managed Municipal Income Trust's ability to seize market opportunities is evidenced by its solid performance for the fiscal year ended October 31, 1995. For the period, your fund's shares at NAV and at market value returned 14.88% and 24.23%, respectively.

PORTFOLIO STRUCTURE REFLECTS IMPROVED
INTEREST RATE OUTLOOK

Since spring, returns in the municipal market have been hampered by discussions of tax-reform proposals in Washington that could jeopardize the tax advantages enjoyed by these securities. We believe investors' concerns about a major revision of the tax code are premature. Although further instability cannot be ruled out as campaign rhetoric escalates, we do not expect any changes to occur until well after the 1996 presidential elections, if at all.

Flat-tax fears notwithstanding, your fund's barbell approach to bond selection helped to generate an income stream while taking advantage of the broader market rally that began in late calendar 1994. During the fund's fiscal year, we maintained approximately half of the portfolio in less price-sensitive higher-yielding municipals with comparatively short maturities. The generous income of these holdings provides the bulk of their return.

The remainder of the fund was invested in more price-sensitive issues that derive most of their total return from capital appreciation if interest rates fall. As we became confident that inflation would remain benign and the backdrop for interest rates would improve, we increased the fund's exposure to discount municipals with favorable call protection. As interest rates fall, prices on discount bonds tend to appreciate faster than other bonds, although they will, of course, decline more rapidly when rates rise.

RELATIVE VALUE OPPORTUNITIES ENHANCE
PERFORMANCE

We seek to boost your fund's return by continually taking advantage of supply and demand imbalances as they occur in the municipal marketplace. One way we do this is through the selective purchase of attractively priced municipal bonds that we expect will appreciate.

For instance, demand for tax-exempt income in such high-tax states as Arizona, California, Michigan, New Jersey, and New York is generally very strong. We purchased such so-called "specialty-state" bonds for your fund during certain times of the year when new-issue supply in these states was greater than average and prices on such bonds became attractive relative to bonds issued in other, lower-tax states. As supply eventually evaporated, prices on these issues rose, causing their yields to fall. We were then able to take profits on these holdings and reinvest the proceeds in higher-yielding securities, thereby enhancing the total return of the fund.

[TOP INDUSTRY SECTORS* bar chart]

TOP INDUSTRY SECTORS*

Transportation              19.0%
Utilities/Water & Sewerage  18.0%
Hospitals/Health Care       17.1%
Housing                      5.6%
Education                    3.6%

*Based on net assets as of 10/31/95. Holdings may vary in the future.

ATTENTIVE RESEARCH PRODUCES FAVORABLE RESULTS

Many of the sectors that suffered the most during the poor market conditions of 1994 recovered dramatically during calendar 1995. Through intensive credit research, your fund was able to benefit from a sharp rebound in the airline and airport sectors as well as several carefully chosen holdings in the health-care sector.

Contrary to popular opinion at the time, our analysis indicated that by late 1994, years of cost-cutting and industry consolidation had sown the seeds for improved stability and healthier financial conditions among airline companies. Consequently, despite less than favorable market perception of the sector, we selectively added to holdings of municipal bonds issued on behalf of airlines.

This strategy proved worthwhile: as investors recognized the improving fundamentals of the airline business, demand for these high-yielding, relatively liquid issues soared. Prices on airline-backed bonds have appreciated dramatically since the beginning of calendar 1995, producing double-digit returns for the fund.

The generous income and favorable call protection offered by the bonds of Denver International Airport explain why it remains a core holding for your fund. After realizing gains when the facility opened last February, we were able to repurchase the bonds at more attractive yields periodically throughout the year. As an added bonus, these bonds were recently upgraded by Standard & Poor's, a nationally recognized rating agency.

The hospital sector continues to compensate those who do their credit homework with generous tax-free income. As the entrance of efficient, for-profit systems changes the face of the health care market, astute credit selection and monitoring remain key to achieving attractive returns.

During the fund's fiscal year, investor uncertainty surrounding the industry caused prices on hospital bonds to be marked down despite very little actual selling activity. On occasion, we were able to make advantageous purchases of attractive names at bargain levels. In addition, your fund experienced gains as some of its hospital holdings were merged into financially stronger health care systems over the past twelve months.

TOP 10 HOLDINGS (10/31/95)

 Ohio State Air Quality Development Authority
 revenue bonds
 ...........................................................
 Metropolitan Water District, Southern California
 Waterworks revenue bonds
 ...........................................................
 University of California
 revenue bonds
 ...........................................................
 Lake Charles, Louisiana, Harbor & Terminal District
 port facilities revenue bones
 ...........................................................
 Metropolitan Nashville and Davidson County, Tennessee,
 revenue bonds
 ...........................................................
 Tampa, Florida
 capital improvement revenue bonds
 ...........................................................
 New York State Research and Development
 Authority pollution control variable rate demand notes
 ...........................................................
 New York City
 general obligation bonds
 ...........................................................
 North Carolina Eastern Municipal Power Agency
 power systems revenue bonds
 ...........................................................
 Metropolitan Water District (California) revenue bonds

These holdings represent 22.2% of the fund's net assets. Portfolio holdings will vary over time.

OUTLOOK FOR MUNICIPALS CONSTRUCTIVE

Fundamentals augur well for the bond markets in general. Moderate but stable economic growth and relatively low inflation provide a friendly environment for fixed-income investing. Your fund's balance of higher-income holdings, along with bonds offering the greatest opportunity for price appreciation, is designed to take advantage of this favorable interest-rate environment.

Careful bond selection and credit analysis will remain of supreme importance in providing our shareholders with attractive tax-free income and favorable total returns

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/95, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Managed Municipal Income Trust is designed for investors seeking high current income exempt from federal income tax through a diversified portfolio of tax-exempt municipal securities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

TOTAL RETURN FOR PERIODS ENDED 10/31/95
                          NAV            Market price
 -------------------------------------------------------
1 year                   14.88%              24.23%
 -------------------------------------------------------
5 years                  68.64               79.06
Annual average           11.02               12.36
 -------------------------------------------------------
Life-of-fund
(since 2/24/89)          85.47               81.81
Annual average            9.69                9.36
 -------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/95
                      Lehman Bros.
                       Municipal           Consumer
                       Bond Index         Price Index
 -------------------------------------------------------
1 year                   14.84%               2.81%
 -------------------------------------------------------
5 years                  52.34               15.13
Annual average            8.78                2.86
 -------------------------------------------------------
Life-of-fund
(since 2/24/89)          75.16               26.40
Annual average            8.75                3.57
 -------------------------------------------------------

Performance data represent past results, do not reflect future performance, and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/95

Distributions:
--------------------------------------------------------------------------
Common shares
--------------------------------------------------------------------------
No.                           12
--------------------------------------------------------------------------
Income                 $   0.762
--------------------------------------------------------------------------
Total                  $   0.762
--------------------------------------------------------------------------
Preferred shares     Series A (550)     Series B (550)      Series C (650)
--------------------------------------------------------------------------
Total                  $3,973.63          $4,017.39          $3,926.90
--------------------------------------------------------------------------
Share value:
(Common shares)           NAV           Market price
--------------------------------------------------------------------------
10/31/94               $    9.49          $   9.250
--------------------------------------------------------------------------
10/31/95                   10.08             10.625
--------------------------------------------------------------------------
Current return
--------------------------------------------------------------------------
End of period
Current dividend
rate(1)                    7.56%              7.17%
--------------------------------------------------------------------------
Taxable
equivalent(2)             12.52              11.87
--------------------------------------------------------------------------

(1) Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

(2) Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 9/30/95
(most recent calendar quarter)
                          NAV            Market price
 -------------------------------------------------------
1 year                   10.54%              15.24%
 -------------------------------------------------------
5 years                  66.92               70.49
Annual average           10.79               11.26
 -------------------------------------------------------
Life-of-fund
(since 2/24/89)          82.49               74.30
Annual average            9.54                8.78
 -------------------------------------------------------

Performance data represent past results, do not reflect future performance, and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, the liquidation preference and cumulative undeclared dividends on the remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Report of independent accountants
For the fiscal year ended October 31, 1995

To the Trustees and Shareholders of
Putnam Managed Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Managed Municipal Income Trust (the "fund"), including the portfolio of investments owned, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Managed Municipal Trust as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
December 15, 1995

Portfolio of investments owned
October 31, 1995

           Key to Abbreviations
           AMBAC      -- AMBAC Indemnity Corporation
           COP        -- Certificate of Participation
           FGIC       -- Federal Guaranty Insurance Corporation
           GNMA       -- Government National Mortgage Association Collateral
           G.O. Bonds -- General Obligation Bonds
           IFB        -- Inverse Floating Rate Bonds
           IF         -- Inverse Floater
           MBIA       -- Municipal Bond Investors Assurance Corporation
           VRDN       -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100.5%)*

PRINCIPAL AMOUNT                                                        RATINGS**        VALUE
Arizona (2.3%)
----------------------------------------------------------------------------------------------
$ 3,345,000         AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
                      (St. Luke's Hlth. Syst.), 7-1/4s, 11/1/14           Aaa     $  3,942,919
  2,000,000         Gila Cnty., Indl. Dev. Auth. Poll Control Rev.
                      Bonds (Asarco Inc. Project), Ser. 85, 8.9s,
                      7/1/06                                              Baa        2,182,500
  2,000,000         Maricopa Cnty. U. Schl. Dist. #48 IFB 5.742s,
                      7/1/14 (acquired 6/28/94, cost $1,810,812)++        AA         1,760,000
  4,000,000         Payson, Indl. Dev. Auth. Hosp. Rev. Bonds
                      (Payson Regl. Med. Ctr. Inc. Project), 7.7s,
                      10/1/23                                             B/P        3,515,000
  2,750,000         Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                      (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19           A          3,183,125
                                                                                   -----------
                                                                                    14,583,544
California (11.9%)
-----------------------------------------------------------------------------------------------
  7,220,000         CA Hlth Facs. Fing. Rev. Bonds
                      (Pac. Presbyterian), Ser. B, III, 6-3/4s,
                      6/1/15                                              A          7,481,725
  5,000,000         Contra Costa, Wtr. Dist. Wtr. Rev. Bonds Ser. G,
                      MBIA, 5-1/2s, 10/1/19                               AAA        4,843,750
  2,775,000         Corona, COP (Vista Hosp. Syst.), Ser. B, 9-1/2s,
                      7/1/20                                              B/P        2,938,031
                    Metro Wtr. Dist. Rev. Bonds
                      (Southern Calif. Waterwks),
 10,000,000         5.95s, 8/5/22                                         AA        10,100,000
 17,800,000         6-3/4s, 7/1/18                                        AA        20,047,250
  3,500,000         San Bernardino Cnty. IF COP
                      (PA-100-Med. Ctr. Fin. Project), MBIA, 7.822s,
                      8/1/28 (acquired 6/27/95, cost $3,774,716)++        AAA        3,880,625
  8,750,000         Santa Clara Cnty. Fing. Auth. Lease Rev. Bonds
                      (Vmc. Fac. Replacement Project), Ser. A,
                      AMBAC, 6-3/4s, 11/15/20                             AAA        9,537,500
 15,000,000         U. of CA Rev. Bonds (USCD Med. Ctr. Satellite
                      Med. Fac.), 7.9s, 12/1/19                           Baa       16,181,250
                                                                                   -----------
                                                                                    75,010,131

MUNICIPAL BONDS AND NOTES

PRINCIPAL AMOUNT                                                        RATINGS**        VALUE
Colorado (5.4%)
----------------------------------------------------------------------------------------------
                    Denver City & Cnty. Arpt. Rev. Bonds
$ 4,100,000          Ser. C, 6-1/8s, 11/15/25                             Baa     $  3,956,500
  4,000,000          Ser. A, 8-3/4s, 11/15/23                             Baa        4,665,000
  7,645,000          Ser. A, MBIA, 8-1/2s, 11/15/23                       AAA        9,040,213
  2,240,000          Ser. D, 7-3/4s, 11/15/21                             Baa        2,444,400
  1,050,000          Ser. D, 7-3/4s, 11/15/13                             Baa        1,239,000
  9,670,000          Ser. C, 6-3/4s, 11/15/22                             Baa        9,875,488
  2,800,000          Ser. C, MBIA, 6-3/4s, 11/15/13                       AAA        2,971,500
                                                                                   -----------
                                                                                    34,192,101
Connecticut (0.7%)
-----------------------------------------------------------------------------------------------
  4,000,000         CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                      (Norwalk Health Care Inc. Project), Ser. A,
                      8.7s, 7/1/22                                        BB/P       4,315,000
  Florida (4.6%)
   --------------------------------------------------------------------------------------------
  5,000,000         Hernando Cnty., Indl. Dev. Rev. Bonds
                      (FL Crushed Stone Co.), 8-1/2s, 12/1/14             B/P        5,437,500
  7,900,000         Lee Cnty., Hosp. Board of Directors Hosp. IFB
                      (Lee Memorial Hosp.), MBIA, 9.524s, 3/26/20         AAA        8,522,125
  1,185,000         Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
                      (JFK Med. Ctr. Inc. Project), 8-7/8s, 12/1/18       BBB        1,364,231
  1,800,000         Pinellas Cnty. Hlth. Facs. Auth. Sun. Coast
                      Hlth. Syst. Rev. Bonds (Sun. Coast Hosp.),
                      Ser. A, 8-1/2s, 3/1/20                              BBB        1,901,250
 10,615,000         Tampa, Cap. Impt. Rev. Bonds Ser. B, 8-3/8s,
                      10/1/18                                             BBB       11,304,975
                                                                                   -----------
                                                                                    28,530,081
Georgia (0.9%)
-----------------------------------------------------------------------------------------------
  1,505,000         Atlanta, Special Purpose Fac. Rev. Bonds (Delta
                      Air Lines, Inc. Project), Ser. B, 7.9s,
                      12/1/18                                             Ba         1,610,350
  3,250,000         Gwinnett Cnty., Indl. Dev. Auth. Rev. Bonds
                      (Kawneer Co. Inc. Project), Ser. 1984, 9-1/2s,
                      6/1/15                                              BBB/P      3,530,313
                                                                                   -----------
                                                                                     5,140,663
Idaho (0.7%)
-----------------------------------------------------------------------------------------------
  4,000,000         Owyhee Cnty., Indl. Dev. Corp. Rev. Bonds
                      (Envirosafe Svcs. of Idaho Inc.), 8-1/4s,
                      11/1/02                                             B/P        4,080,000
Illinois (5.1%)
-----------------------------------------------------------------------------------------------
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev.
                      Bonds (United Air Lines , Inc.),
  5,453,000          Ser. B, 8.95s, 5/1/18                                Baa        6,148,258
  1,865,000          Ser. 84B, 8.85s, 5/1/18                              Baa        2,093,463
  3,270,000          Ser. 84A, 8.85s, 5/1/18                              Baa        3,670,575
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev.
                      Bonds (American Airlines, Inc. Project),
  3,000,000          8.2s, 12/1/24                                        Baa        3,525,000

MUNICIPAL BONDS AND NOTES

PRINCIPAL AMOUNT                                                        RATINGS**        VALUE
Illinois (continued)
----------------------------------------------------------------------------------------------
$ 5,000,000          Ser. A, 7-7/8s, 11/1/25                              Baa     $  5,381,250
  2,790,000          (Delta Airlines Inc. Terminal), 6.45s, 5/1/18        BB         2,803,950
  2,500,000         IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
                      (Regency Park-Lincolnwood), Ser. A, 10-1/4s,
                      4/15/19                                             B/P        1,875,000
  6,100,000         Robbins Res. Recvy. Rev. Bonds (Recov.
                      Partners), Ser. A, 9-1/4s, 10/15/14                 B/P        6,588,000
                                                                                   -----------
                                                                                    32,085,496
Indiana (0.7%)
-----------------------------------------------------------------------------------------------
  3,950,000         Indianapolis Indl. Arpt. Auth. Special Fac. Rev.
                      Bonds (Federal Express Corp. Project), 7.1s,
                      1/15/17                                             BBB        4,231,438
Iowa (0.9%)
-----------------------------------------------------------------------------------------------
                    IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Mercy
                      Hlth. Initiatives Project),
  3,000,000          9.95s, 7/1/19                                        B/P        3,000,000
  2,350,000          9.85s, 7/1/09                                        B/P        2,350,000
                                                                                   -----------
                                                                                     5,350,000
Kansas (2.9%)
-----------------------------------------------------------------------------------------------
  7,500,000         Burlington, Poll. Control, IFB (KS Gas &
                      Electric), Ser. 91-4, MBIA, 9.653s, 6/1/31
                      (acquired 12/17/91, cost $7,797,096)++              AAA        9,103,120
  8,400,000         Witchita, Hosp. IFB SER. 111-A, MBIA, 8.753s,
                      10/1/17                                             AAA        9,345,000
                                                                                   -----------
                                                                                    18,448,120
Kentucky (0.5%)
-----------------------------------------------------------------------------------------------
  2,000,000         Kenton Cnty., Arpt. Board. Special. Facs. Rev.
                      Bonds (Delta Air Lines, Inc. Project), Ser. A,
                      7-1/2s, 2/1/20                                      Ba         2,130,000
  1,000,000         Scott Cnty., Indl. Dev. VRDN
                      (Hoover Group Inc. Project), 8-1/2s,
                      11/1/14                                             VMIGI      1,027,500
                                                                                   -----------
                                                                                     3,157,500
Louisiana (5.7%)
-----------------------------------------------------------------------------------------------
  5,000,000         Hodge, Combined Util. Rev. Bonds
                      (Stone Container Corp.), 9s, 3/1/10                 B/P        5,437,500
 12,500,000         Lake Charles, Harbor & Term. Dist. Port Facs.
                      Rev. Bonds (Trunkline Co. Project), 7-3/4s,
                      8/15/22                                             Baa       14,062,500
                    Port of New Orleans, Indl. Dev. Rev. Bonds
                      (Continental Grain Co. Project),
  4,000,000          Ser. A, 14-1/2s, 2/1/02                              BB         4,355,000
  3,500,000          14-1/2s, 1/1/02                                      BB         3,793,125
                    W. Feliciana Parish, Poll. Control Rev. Bonds
                      (Gulf States Utils. Co. Project),
  5,050,000          8s, 12/1/24                                          Ba         5,441,375
  2,750,000          Ser. C, 7s, 11/1/15                                  Ba         2,853,125
                                                                                   -----------
                                                                                    35,942,625

MUNICIPAL BONDS AND NOTES

PRINCIPAL AMOUNT                                                        RATINGS**        VALUE
Maryland (0.8%)
----------------------------------------------------------------------------------------------
$4,000,000          MD State, Hlth. & Higher Edl. Facs. Auth. Rev.
                      Bonds (Doctors Cmnty. Hosp.), 8-3/4s, 7/1/12        AAA      $ 4,785,000
Massachusetts (4.5%)
-----------------------------------------------------------------------------------------------
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
 2,000,000           (Norwood Hosp.), Ser. E, 8s, 7/1/12                  Ba         2,005,000
 4,000,000           (Rehab. Hosp. Cape & Islands), Ser. A, 7-7/8s,
                      8/15/24                                             BB/P       4,085,000
 1,010,000           (MA Eye & Ear Infirmary), Ser. A, 7-3/8s,
                      7/1/11                                              Baa        1,010,000
 2,215,000           (MA Eye & Ear Infirmary), Ser. A, 7.2s, 7/1/02       BB         2,228,844
 1,000,000           (Norwood Hosp.), Ser. C, 7s, 7/1/14                  Ba           867,500
 5,000,000          MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                      (Southeastern MA Project), Ser. B, 9-1/4s,
                      7/1/15                                              BB/P       5,600,000
                    MA State Indl. Fin. Agcy. Rev. Bonds
 2,000,000           (Orchard Cove Inc.), 9s, 5/1/22                      BB/P       2,272,500
 2,000,000           (1st. Mtge. Pioneer Valley Living Ctr.), 7s,
                      10/1/20                                             B/P        1,945,000
 1,323,784           (1st. Mtge. Pioneer Valley Living Ctr.), zero %
                      10/1/20                                             B/P            1,655
 2,865,000          MA State Indl. Fin. Agcy. Tunnel Rev. Bonds
                      (Mass Tpk.) 9s, 10/1/20                             BBB/P      3,140,756
 4,900,000          MA State VRDN Ser. B, 3.7s, 12/1/97                   VMIGI      4,900,000
                                                                                   -----------
                                                                                    28,056,255
Michigan (9.5%)
-----------------------------------------------------------------------------------------------
 2,375,000          Detroit, G.O. Bonds Ser. A, 6.8s, 4/1/15              BBB        2,493,750
 4,400,000          Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev.
                      Bonds Ser. A, 9-1/2s, 5/1/21                        BBB/P      5,527,800
 1,600,000          Detroit, Wtr. Supply Syst. 2nd Lien Rev. Bonds
                      Ser. A, MBIA, 5-1/2s, 7/1/2015,                     AAA        1,553,104
                    Greater Detroit, Resource Recvy. Auth. Rev.
                      Bonds
 2,000,000           Ser. B, 9-1/4s, 12/13/08                             BBB        2,068,040
 1,300,000           Ser. C, 9-1/4s, 12/13/08                             BBB        1,344,226
 4,780,000          Highland Park, Hosp. Fin. Auth. Fac. Rev. Bonds
                      (MI Hlth. Care Corp. Project), Ser. A, 9-7/8s,
                      12/1/19 (In default)+                               Caa        1,816,400
 4,000,000          Kenton Cnty., Arpt. Board. Special. Facs. Rev.
                      Bonds (Delta Airlines Project), Ser. A,
                      6-1/8s, 2/1/22                                      Ba         3,840,000
 2,000,000          Livonia, Pub. Sch. Dist. Rev. Bonds
                     FGIC, 5-1/2s, 5/1/14                                 AAA        1,970,000
                    MI State Strategic Fund Ltd. Oblig. Rev. Bonds
 6,850,000           (Env. Research Project), 8-1/8s, 10/1/14             A/P        7,475,063
 4,000,000           (Blue Wtr. Fiber Project), 8s, 1/1/12                B/P        3,840,000
 3,000,000           (Ford Motor Co. Project), Ser. A, 7.1s, 2/1/06       Aa         3,495,000
 4,250,000          MI, Stragetic Fund Poll. Control Rev. Bonds
                      (General Motors Corp.), 6.2s, 9/1/20                A          4,303,125
 8,000,000          Midland Cnty., Econ. Dev. Corp. Poll. Control
                      Rev. Bonds Ser. B, 9-1/2s, 7/23/09                  B/P        8,670,000

MUNICIPAL BONDS AND NOTES

PRINCIPAL AMOUNT                                                        RATINGS**        VALUE
Michigan (continued)
----------------------------------------------------------------------------------------------
$2,390,000          Pontiac Hosp. Fin. Auth. Rev. Bonds 6s, 8/1/23        Baa     $  2,121,125
 6,500,000          Waterford, Econ. Dev. Corp. Rev. Bonds
                      (Centerbury Hlth. Care), 8-3/8s, 7/1/23             BB/P       6,784,375
 2,150,000          Wayne Charter Cnty., Special Arpt. Fac. Rev.
                      Bonds (Republic Air Lines, Inc. Project),
                      10-3/8s, 12/1/15                                    B/P        2,219,467
                                                                                   -----------
                                                                                    59,521,475
Minnesota (0.5%)
-----------------------------------------------------------------------------------------------
 1,965,000          Chaska, Indl. Dev. Rev. Bonds
                      (Lifecore Biomedical Inc. Project), 10-1/4s,
                      9/1/20                                              BB/P       2,279,400
 1,000,000          Rochester, Hlth. Care Fac. IFB (Mayo
                      Foundation), Ser. H, 7.92s, 11/15/15                AA         1,025,000
                                                                                   -----------
                                                                                     3,304,400
Mississippi (0.7%)
-----------------------------------------------------------------------------------------------
 4,100,000          Claiborne Cnty., Poll. Control Rev. Bonds
                      (Middle South Energy, Inc.), Ser. A, 9-1/2s,
                      12/1/13                                             BBB/P      4,694,500
Missouri (0.7%)
-----------------------------------------------------------------------------------------------
 4,000,000          Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev.
                      Bonds (Park Lane Med. Ctr. Project), 8-3/4s,
                      1/1/15                                              BBB/P      4,260,000
Montana (0.5%)
-----------------------------------------------------------------------------------------------
 3,850,000          MT, State Hlth. Fac. Auth. Hosp. Fac. IFB AMBAC,
                      6.448s, 2/25/25                                     AAA        3,301,375
Nebraska (1.6%)
-----------------------------------------------------------------------------------------------
 2,000,000          Gage Cnty. Indl. Dev. VRDN (Hoover Group Inc.
                      Project) 8-1/2s, 12/1/07                            VMIGI      2,055,000
                    NE Investment Fin. Auth. Single Fam. Mtge. IFB
 1,300,000           Ser. B, GNMA, 10.973s, 3/15/22                       AAA        1,486,875
 6,120,000           Ser. 1, MBIA, 8-1/8s, 8/15/38                        AAA        6,410,700
                                                                                   -----------
                                                                                     9,952,575
Nevada (0.7%)
-----------------------------------------------------------------------------------------------
 4,000,000          Clark Cnty., Indl. Dev. Rev. Bonds (NV Pwr. Co.
                      Project), 7.8s, 6/1/20                              Baa        4,270,000
New Hampshire (0.9%)
-----------------------------------------------------------------------------------------------
 2,215,000          NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
                      (Alice Peck Day Memorial Hosp. Project),
                      9-3/8s, 11/1/20                                     BB/P       2,411,581
 2,800,000          NH State Indl. Dev. Auth. Poll. Control Rev.
                      Bonds (United Illuminating Co.), Ser. B,
                      10-3/4s, 10/1/12                                    Baa        3,157,000
                                                                                   -----------
                                                                                     5,568,581

MUNICIPAL BONDS AND NOTES

PRINCIPAL AMOUNT                                                        RATINGS**        VALUE
New Jersey (2.4%)
----------------------------------------------------------------------------------------------
$ 6,500,000         Landis, Swr. Auth. Rev. Bonds
                      FGIC, 5.65s, 9/19/19                                AAA     $  6,475,625
  5,000,000         NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                      (St. Elizabeth Hosp.), Ser. B, 8-1/4s, 7/1/20       Baa        5,425,000
  3,500,000         NJ State Transn. Trust Fund Rev. Bonds (Transn.
                      Syst.), Ser. A, MBIA, 5s, 6/15/15                   AAA        3,215,625
                                                                                   -----------
                                                                                    15,116,250
New York (9.6%)
-----------------------------------------------------------------------------------------------
                    NY City G.O. Bonds
  3,365,000          Ser. F, 8-1/4s, 11/15/10                             A          4,059,031
  3,635,000          8-1/4s, 11/15/10                                     A          4,257,494
    500,000         NY City Muni. Wtr. Fin. Auth. Wtr. & Swr. Syst.
                      VRDN Ser. C, FGIC, 4s, 6/15/23                      VMIGI        500,000
                    NY City, G.O. Bonds
  4,925,000          Ser. D, Group C, 8s, 8/1/2018                        AAA        5,848,438
 10,000,000          Ser. E, 6-1/2s, 2/15/06                              BBB       10,550,000
  4,000,000         NY City, Muni. Wtr. Fin. Auth. VRDN
                      Ser. G, FGIC, 3.9s, 6/15/24                         VMIGI      4,000,000
  1,000,000         NY City, VRDN FGIC, Ser. C, 2-1/4s, 10/1/22           VMIGI      1,000,000
                    NY State Dorm. Auth. Rev. Bonds
                      (Court Facs. Lease),
  6,000,000          Ser. A, 5-3/8s, 5/15/16                              Baa        5,535,000
  3,000,000          Ser. A, 5-1/2s, 5/15/23                              Baa        2,763,750
  6,500,000          Ser. A, 5-1/4s, 5/15/21                              Baa        5,793,125
 10,600,000         NY State Energy Research & Dev. Auth. Poll.
                      Control VRDN (NY State Elec. & Gas Co.), Ser.
                      C, 3.43s, 6/1/29                                    VMIGI     10,600,000
  5,000,000         NY State Med. Care Facs. Fin. Agcy. Rev. Bonds
                      Ser. A, AMBAC, 6-1/2s, 8/15/29                      AAA        5,300,000
                                                                                   -----------
                                                                                    60,206,838
North Carolina (1.6%)
-----------------------------------------------------------------------------------------------
 10,500,000         NC Eastern Muni. Pwr. Agcy. Pwr. Syst. Rev.
                      Bonds Ser. B, 6s, 1/1/22                            A         10,303,125
Ohio (4.8%)
-----------------------------------------------------------------------------------------------
  1,950,000         Dayton, Special Fac. Rev. Bonds
                      (Emery Air Freight Corp.), Ser. A, 12-1/2s,
                      10/1/09                                             B/P        2,281,500
 20,000,000         OH State Air Quality Dev. Auth. Rev. Bonds
                      (Cleveland Co. Project), FGIC, 8s, 12/1/13          AAA       24,000,000
  4,000,000         Ohio State, Wtr. Dev. Auth. Solid Disp. Rev.
                      Bonds (North Star BHP Steel Cargill), 6.3s,
                      9/1/20                                              AA         4,065,000
                                                                                   -----------
                                                                                    30,346,500
Oklahoma (0.5%)
-----------------------------------------------------------------------------------------------
  2,975,000         Oklahoma Cnty., Indl. Auth. Rev. Bonds (Epworth
                      Villa Project), Ser. A, 10-1/4s, 4/1/19             BB/P       3,242,750

MUNICIPAL BONDS AND NOTES

PRINCIPAL AMOUNT                                                        RATINGS**        VALUE
Pennsylvania (4.5%)
----------------------------------------------------------------------------------------------
$ 4,000,000         Allegheny Cnty., Indl. Dev. Auth. Arpt. Facs.
                      Rev. Bonds (USAIR Inc. Project), Ser. B,
                      8-1/2s, 3/1/2001                                    B       $  4,285,000
  2,500,000         Beaver Cnty. Indl. Dev. Poll. Conrtrol Rev.
                      Bonds (Toledo Edison Co. Project), 7-5/8s,
                      5/1/20                                              Ba         2,587,500
  3,200,000         Delaware Cnty., Indl. Dev. Auth. Arpt. Fac. VRDN
                      (UTD Parcel Svc. Project), 3.647s, 12/1/15          AAA        3,200,000
  2,000,000         Langhorne Manor Boro Higher Ed. Hlth. Auth. Rev.
                      Bonds (Lower-Bucks Hosp. Project), 7.35s,
                      7/1/22                                              Ba         1,910,000
                    Montgomery Cnty. Higher Edl. & Hlth. Auth. Hosp.
                      Rev. Bonds
  1,000,000          (United Hosp. Inc.--St. Christopher), 8-1/4s,
                      11/1/03                                             Ba         1,046,250
  1,000,000          (United Hosp. Inc. Project), 8-1/2s, 11/1/17         Ba         1,045,000
  7,000,000         PA Economic Dev. Fing. Auth. Recycling Rev.
                      Bonds (Ponderosa Fibres Project), Ser. A,
                      9-1/4s, 1/1/22                                      B/P        7,306,250
  6,000,000         PA State Higher Ed. Assistance Agcy. IFB
                      Ser. B, MBIA, 10.661s, 3/1/20                       AAA        6,727,500
                                                                                   -----------
                                                                                    28,107,500
Puerto Rico (0.4%)
-----------------------------------------------------------------------------------------------
  3,000,000         Cmnwlth. of Puerto Rico, Hwy. & Transn. Auth.
                      Hwy. Rev. Bonds Ser. X, FSA, 5-1/4s, 7/1/21         AAA        2,827,500
South Carolina (1.6%)
-----------------------------------------------------------------------------------------------
  5,000,000         SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                      AMBAC, 6.892s, 8/1/15                               AAA        4,775,000
  5,000,000         SC State Hsg. Fin. & Dev. Auth. Multi-Fam. Mtge.
                      Rev. Bonds 8-1/2s, 10/1/21                          BBB        5,506,250
                                                                                   -----------
                                                                                    10,281,250
Tennessee (2.8%)
-----------------------------------------------------------------------------------------------
  5,000,000         Maury Cnty., Indl. Dev. Board Poll. Control Rev.
                      Bonds (Saturn Corp. Project), 6-1/2s, 9/1/24        A          5,150,000
 12,000,000         Metro. Nashville & Davidson Cnty. Rev. Bonds
                      (Water & Sewer Rev.), AMBAC, 6.075s, 1/1/22         AAA       12,180,000
                                                                                   -----------
                                                                                    17,330,000
Texas (5.7%)
-----------------------------------------------------------------------------------------------
  3,850,000         Amarillo, Hlth. Fac. Hosp. Corp. IFB
                      (High Plains Baptist Hosp.), FSA, 8.947s,
                      1/3/22                                              AAA        4,196,500
                    Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
  3,170,000          (Heartway Corp.), Ser. A-1, 10-1/4s, 3/1/19          B/P        2,853,000
  3,200,000          (St. Luke's Lutheran Hosp. Project), 7.9s,
                      5/1/11                                              AAA/P      3,820,000

MUNICIPAL BONDS AND NOTES

PRINCIPAL AMOUNT                                                        RATINGS**        VALUE
Texas (continued)
----------------------------------------------------------------------------------------------
$7,250,000          Brazos River, Poll. Control Auth. Rev. Bonds (TX
                      Utils. Elec. Co. Project), Ser. A, 7-7/8s,
                      3/1/21                                              Baa     $  8,074,688
 2,211,000          Houston, Hsg. Fin. Corp. Single Fam. Mtge. Rev.
                      Bonds Ser. A, Verex Mtg. Ins., 10-7/8s,
                      2/15/16                                             A          2,244,165
 2,000,000          Lone Star, TX Arpt. Impt. Auth. Inc. Rev. Bonds
                      (American Airlines Inc. Project), 9-1/8s,
                      12/1/15                                             Baa        2,050,260
                    Southeast TX Multi-Fam. Hsg. Fin. Corp. Rev.
                      Bonds
 3,000,000           (Bayou Pk. Village Apt. Project), Ser. B,
                      10.175s, 8/1/16                                     B/P        3,063,750
 2,500,000           (Promenade Place Apts. Project), Ser. B,
                      10.175s 8/1/16                                      B/P        2,531,250
 5,000,000           (Pavilion Place Apts. Project), Ser. A, 7.6s,
                      7/1/16                                              BBB/P      5,018,750
 3,000,000          Tarrant Cnty., Hlth. Facs. Dev. Corp. Hosp. Rev.
                      Bonds (Cmnty. Hlth. Care Foundation. Inc.
                      Project), 10-1/8s, 4/1/21                           B/P        2,250,000
                                                                                   -----------
                                                                                    36,102,363
Utah (0.9%)
-----------------------------------------------------------------------------------------------
 5,350,000          Intermountain Power Agcy. Power Supply Rev.
                      Bonds Ser. D, AMBAC, 7-3/4s, 7/1/20                 AAA        5,844,875
Virginia (0.9%)
-----------------------------------------------------------------------------------------------
 5,400,000          Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB
                      FGIC, 9.114s, 8/15/23                               AAA        5,967,000
Washington (2.1%)
-----------------------------------------------------------------------------------------------
 5,000,000          Port Walla Walla Pub. Corp. Solid Waste
                      Recycling Rev. Bonds
                      (Ponderosa Fibres Project), 9-1/8s, 1/1/26          B/P        5,125,000
 1,300,000          WA State Hlth. Care Facs. Auth. VRDN (Sisters
                      Providence), Ser. B, 3.9s, 10/1/05                  VMIGI      1,300,000
 6,315,000          WA State Pub. Pwr. Supply Syst. Rev. Bonds
                      (Nuclear Project No. 1), Ser. A, 7-1/2s,
                      7/1/15                                              AA         6,851,775
                                                                                   -----------
                                                                                    13,276,775
-----------------------------------------------------------------------------------------------
                    Total Investments (cost $602,711,986)***                      $631,733,586
-----------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $628,454,219.

  + Non Income Producing.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 1995 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1995. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

 ++ Restricted as to public resale. At the date of acquisition these securities were valued at cost. There were no outstanding securities of the same class as those held. Total market value of restricted securities owned at October 31, 1995 was $14,743,745 or 2.3% of net assets.

*** The aggregate identified cost for federal income tax purposes is $602,927,973, resulting in gross unrealized appreciation and depreciation of $34,940,954 and $6,135,341, respectively, or net unrealized appreciation of $28,805,613.

The fund had the following insurance concentration greater than 10% of net assets at October 31, 1995:

   MBIA                                10.4%

The fund had the following industry group concentrations greater than 10% of net assets at October 31, 1995:

   Transportation                      19.0%
   Utilities/Water & Sewage            18.0
   Hospitals/Health Care               17.0

The rates shown on IFB, which are securities paying variable interest rates that vary inversely to changes in the market interest rates and VRDNs are the current interest rates at October 31, 1995, which are subject to change based on the terms of the security.

The table below shows the percentage of the fund's investments on October 31, 1995 in securities assigned to the various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam Management to be of comparable quality:

                                     Unrated securities
               Rated securities     of comparable quality
              as a percentage of     as a percentage of
  Ratings      fund's net assets      fund's net assets
"AAA"/"Aaa"          28.8%                   0.6%
"AA"/"Aa"             6.4                    --
"A"/"A"               6.5                    1.2
"BBB"/"Baa"          25.1                    3.4
"BB"/"Ba"             6.4                    4.9
"B"/"B"               2.2                   10.6
"CCC"/"Caa"           0.4                    --
"VMIGI"               4.0                    --

  The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
October 31, 1995

Assets
-----------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $602,711,986) (Note 1)  $631,733,586
-----------------------------------------------------------------------------------------
Cash                                                                              607,958
-----------------------------------------------------------------------------------------
Interest and other receivables                                                 13,270,766
-----------------------------------------------------------------------------------------
Receivable for securities sold                                                  6,158,600
-----------------------------------------------------------------------------------------
Total assets                                                                  651,770,910
-----------------------------------------------------------------------------------------
Liabilities
-----------------------------------------------------------------------------------------
Payable for securities purchased                                               19,070,852
-----------------------------------------------------------------------------------------
Distributions payable to shareholders                                           3,061,642
-----------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 3)                                    1,089,103
-----------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 3)                                         562
-----------------------------------------------------------------------------------------
Payable for administrative services (Note 3)                                        1,146
-----------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 3)                         63,654
-----------------------------------------------------------------------------------------
Other accrued expenses                                                             29,732
-----------------------------------------------------------------------------------------
Total liabilities                                                              23,316,691
-----------------------------------------------------------------------------------------
Net assets                                                                   $628,454,219
-----------------------------------------------------------------------------------------
Represented by
-----------------------------------------------------------------------------------------
Series A, B, and C remarketed preferred shares, without par value; 8,000 shares authorized (1,750 shares issued at $100,000 per share liquidation
preference) (Note 2)                                                         $175,000,000
-----------------------------------------------------------------------------------------
Common shares, without par value; unlimited shares authorized; 44,961,926
shares outstanding (Note 1)                                                   414,847,346
-----------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                   17,879,998
-----------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions (Note 1)              (8,294,725)
-----------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                     29,021,600
-----------------------------------------------------------------------------------------
Net assets                                                                   $628,454,219
-----------------------------------------------------------------------------------------
Computation of net asset value
-----------------------------------------------------------------------------------------
Remarketed preferred shares at liquidation preference                        $175,000,000
-----------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                     79,727
-----------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares at liquidation preference  175,079,727
-----------------------------------------------------------------------------------------
Net assets available to common shares:
Net asset value per share $10.08 ($453,374,492 divided by
44,961,926 shares)                                                            453,374,492
-----------------------------------------------------------------------------------------
Net assets                                                                   $628,454,219
-----------------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Statement of operations
Year ended October 31, 1995

Tax exempt interest income                                $45,781,940
----------------------------------------------------------------------
Expenses:
----------------------------------------------------------------------
Compensation of Manager (Note 3)                             4,170,165
----------------------------------------------------------------------
Investor servicing and custodian fees (Note 3)                 429,311
----------------------------------------------------------------------
Compensation of Trustees (Note 3)                               19,511
----------------------------------------------------------------------
Reports to shareholders                                         64,404
----------------------------------------------------------------------
Auditing                                                        46,931
----------------------------------------------------------------------
Legal                                                           16,973
----------------------------------------------------------------------
Postage                                                         88,179
----------------------------------------------------------------------
Administrative services (Note 3)                                14,474
----------------------------------------------------------------------
Exchange listing fees                                           33,669
----------------------------------------------------------------------
Preferred share remarketing agent fees                         445,364
----------------------------------------------------------------------
Other                                                           30,676
----------------------------------------------------------------------
Total expenses                                               5,359,657
----------------------------------------------------------------------
Expense reduction (Note 3)                                    (141,438)
----------------------------------------------------------------------
Net expenses                                                 5,218,219
----------------------------------------------------------------------
Net investment income                                       40,563,721
----------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 4)             3,434,135
----------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 4)        (4,786,973)
----------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1 and 4)      (2,263,576)
----------------------------------------------------------------------
Net unrealized appreciation of investments during the year  30,712,230
----------------------------------------------------------------------
Net gain on investments                                     27,095,816
----------------------------------------------------------------------
Net increase in net assets resulting from operations       $67,659,537
----------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

                                                   Year ended October 31
                                                   ---------------------
                                                   1995            1994
--------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------
Net investment income                          $ 40,563,721    $ 41,590,495
--------------------------------------------------------------------------------
Net realized loss on investments                 (3,616,414)     (4,278,598)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   30,712,230     (56,090,200)
--------------------------------------------------------------------------------
Net increase (decrease) in assets resulting
from operations                                  67,659,537     (18,778,303)
--------------------------------------------------------------------------------
Distributions to remarketed preferred
shareholders from:
Net investment income                            (7,104,957)     (4,753,458)
--------------------------------------------------------------------------------
Net increase (decrease) in assets resulting
from operations applicable to common
shareholders (excluding cumulative
undeclared dividends on remarketed preferred
shares of $79,727 and $237,109 respectively)     60,554,580     (23,531,761)
--------------------------------------------------------------------------------
Distributions to common shareholders from:
--------------------------------------------------------------------------------
Net investment income                           (34,075,362)    (33,732,841)
--------------------------------------------------------------------------------
Net realized gain on investments                    --           (4,069,833)
--------------------------------------------------------------------------------
Issuance of common shares in connection with
reinvestment of distributions                     4,983,445       5,504,121
--------------------------------------------------------------------------------
Total increase (decrease) in net assets          31,462,663     (55,830,314)
--------------------------------------------------------------------------------
Net assets
--------------------------------------------------------------------------------
Beginning of year                               596,991,556     652,821,870
--------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $17,879,998 and
$18,238,370 respectively)                      $628,454,219    $596,991,556
--------------------------------------------------------------------------------
Number of fund shares
--------------------------------------------------------------------------------
Common shares outstanding at beginning of
year                                             44,449,876      43,918,097
--------------------------------------------------------------------------------
Common shares issued in connection with
reinvestment of distributions                       512,050         531,779
--------------------------------------------------------------------------------
Common shares outstanding at end of year         44,961,926      44,449,876
--------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                             1,750           1,750
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Financial highlights
(For a share outstanding throughout the period)

                                                                Year ended October 31
                                               -------------------------------------------------------
                                                 1995        1994       1993       1992        1991
------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                                $   9.49    $  10.88   $   9.81   $   9.44    $   8.94
------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------
Net investment income                               .90         .94        .98       1.01        1.02
Net realized and unrealized gain (loss) on
investments                                         .60       (1.37)      1.04        .26         .44
------------------------------------------------------------------------------------------------------
Total from investment operations                   1.50        (.43)      2.02       1.27        1.46
------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
------------------------------------------------------------------------------------------------------
Net investment income
 To preferred shareholders                         (.15)       (.11)      (.11)      (.14)       (.20)
 To common shareholders                            (.76)       (.76)      (.76)      (.76)       (.76)
Net realized gain on investments
 To common shareholders                           --           (.09)      (.08)     --          --
------------------------------------------------------------------------------------------------------
Total distributions                                (.91)       (.96)      (.95)      (.90)       (.96)
------------------------------------------------------------------------------------------------------
Net asset value, end of period (common
shares)                                        $  10.08    $   9.49   $  10.88   $   9.81    $   9.44
------------------------------------------------------------------------------------------------------
Market value, end of period (common shares)    $  10.63    $   9.25   $  11.38   $   9.88    $  10.00
------------------------------------------------------------------------------------------------------
Total investment return at market value
(common shares) (%)(a)                            24.23      (11.56)     24.84       6.72       22.33
------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)                     $628,454    $596,992   $652,660   $600,849    $580,495
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
(%)(b)(c)                                          1.20        1.23       1.22       1.24        1.33
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)(b)                                  7.70        9.20       8.44       8.94        8.92
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       79.71       48.40      35.16      67.72       49.62
------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended October 31, 1995 includes amounts paid through brokerage service and expenses offset arrangements. Prior period ratios exclude these amounts. See Note 3.

Notes to financial statements
October 31, 1995

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam believes does not involve undue risk to income or principal. Up to 50% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by Trustees.

B) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses and undeclared dividends on remarketed preferred shares), and the liquidation value of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid position of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At October 31, 1995 the fund had a capital loss carryover of approximately $4,292,000 which may be available to offset future capital gains, if any.

The amount of the carryover and the expiration dates:

 Loss Carryover  Expiration
----------------------------
$3,958,000        10/31/2002
$334,000          10/31/2003

F) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed shares is generally a 28 day period for Series A and B, and a 7 day period for Series C. The applicable dividend rate for the remarketed preferred shares on October 31, 1995 was Series A 3.779%, Series B 3.759%; Series C was 3.850%.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of defaulted bond interest, losses on wash sale transactions, realized and unrealized gains and losses on certain futures contracts and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended October 31, 1995, the fund reclassified $258,226 to increase undistributed net investment income and $40,302 to increase paid-in-capital, with an increase to accumulated net realized losses of $298,528. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discount on original issued discount bonds is accreted according to the effective yield method.

Note 2
Remarketed Preferred Shares

On September 28, 1989 the fund issued 550 shares Series A Remarketed Preferred (RP), 550 shares Series B RP and 650 shares Series C RP (collectively, the "Original RP"). The Original RP Shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium. Undeclared dividends on preferred shares on October 31, 1995 amounted to $79,727.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under the terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1995, no such restrictions have been placed on the fund.

Note 3
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund, including proceeds from the remarketed preferred offering. Such fee is based on the annual rate of 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any amount over $1.5 billion.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $1,280 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended October 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions for the fund's common shares are currently provided by Putnam Investor Services, Inc., a division of PFTC.

For the year ended October 31, 1995, fund expenses were reduced by $141,438 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the offset arrangements in an income-producing asset if it had not entered into such arrangements.

Note 4
Purchases and sales of securities

During the year ended October 31, 1995, purchases and sales of investment securities other than short-term investments aggregated $441,160,160 and $461,020,355, respectively. Purchases and sales of short-term obligations aggregated $228,878,150 and $199,247,500, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                               Contract       Premiums
                                                Amounts       Received
------------------------------------------------------------------------
Contracts outstanding at beginning of year   $         --    $       --
------------------------------------------------------------------------
Options opened                                145,200,000     2,479,695
------------------------------------------------------------------------
Options expired                                        --            --
------------------------------------------------------------------------
Options closed                               (145,200,000)   (2,479,695)
------------------------------------------------------------------------
Written options
outstanding at
end of year                                  $         --     $      --
------------------------------------------------------------------------

Selected quarterly data
(Unaudited)

                        Available to common shareholders
                                                                                       Net increase
                                                              Net realized              (decrease)
                                                             and unrealized            in net assets
                 Investment            Net invest-           gain (loss) on                from
                   income              ment income             investments              operations
           ---------------------   -------------------    ---------------------   ----------------------
Quarter                    Per                    Per                      Per                     Per
ended         Total       Share+     Total      Share+       Total       Share+      Total        Share+
---------------------------------------------------------------------------------------------------------
10/31/95   $11,423,326     $.25    $8,414,921    $.19     $  9,278,854    $ .20   $ 17,693,775    $ .39
 7/31/95    11,332,161      .25     8,356,667     .19        3,758,278      .08     12,114,945      .27
 4/30/95    11,456,026      .26     8,411,515     .19       10,122,836      .23     18,534,351      .42
 1/31/95    11,570,427      .26     8,433,043     .19        3,935,848      .08     12,368,891      .27
10/31/94    11,693,577      .26     8,924,821     .20      (22,814,166)    (.51)   (13,889,345)    (.31)
 7/31/94    11,598,178      .26     8,899,135     .20          (76,157)     --       8,822,978      .20
 4/30/94    11,884,996      .27     9,602,081     .22      (40,050,878)    (.92)   (30,448,797)    (.70)
 1/31/94    11,953,487      .27     9,411,000     .21        2,572,403      .06     11,983,403      .27

+Per common share

Federal tax information (Unaudited)

The fund has designated 99.9% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.
The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.

Results of October 5, 1995 shareholder meeting (Unaudited)

An annual meeting of shareholders of the fund was held on October 5, 1995. At the meeting, each of the nominees for Trustees was elected, as follows.

                        Votes for     Votes withheld
Jameson Adkins Baxter   40,021,228        499,826
Hans H. Estin           39,996,200        524,854
Elizabeth T. Kennan     40,018,544        490,169
Lawrence J. Lasser      40,030,885        132,520
Donald S. Perkins       39,989,643        531,411
William F. Pounds       39,999,934        521,120
George Putnam           39,992,609        528,445
George Putnam, III      40,012,085        508,969
E. Shapiro              39,901,294        619,760
A.J.C. Smith            40,027,071        493,983
W. Nicholas Thorndike   40,030,026        491,028

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 39,689,150 votes for, and 218,272 votes against, with 613,632 abstentions and broker non-votes. All tabulations have been rounded to the nearest whole number.

Fund information

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT
ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

James E. Erickson
Vice President

Blake E. Anderson
Vice President

Howard K. Manning
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV or to request Putnam's quarterly Closed-End Fund Commentary.

PUTNAM INVESTMENTS

The Putnam Funds                                              Bulk Rate
One Post Office Square                                       U.S. Postage
Boston, Massachusetts 02109                                      PAID
                                                                Putnam
                                                             Investments

21699-052 12/95